Exhibit 99.2 Coupa to be Acquired by Thoma Bravo: Delivering Compelling, Certain Cash Premium to Coupa Shareholders December 12, 2022 © 2022 Coupa Software, Inc. – All Rights Reserved

Transaction Summary Transaction 77% premium to unaffected share price $81 cash per share 8.4x NTM revenue multiple (street consensus) Overview $8.0B enterprise value 8.7x NTM revenue multiple (company projections) 64% premium to unaffected 30-day VWAP Parties • Coupa is the cloud-based Business Spend Management platform that unifies processes across supply chain, procurement, and finance functions • Thoma Bravo is a leading private equity investment firm focused on the software and technology-enabled services sectors • Transaction is the result of a robust process overseen by a highly engaged and independent Board Robust Process o Process included significant and multi-faceted outreach to prospective acquirors and fulsome evaluation of standalone opportunities o Coupa engaged with 14 prospective acquirors, including 3 strategics and 11 financial sponsors o In addition to proactive outreach, this included inbound interest from 6 parties following media speculation • The Board retained independent financial advisors, Qatalyst Partners, and legal advisors, Freshfields in connection with its review of potential transaction alternatives • Transaction is expected to close in first half of 2023 Timing and Approvals • Subject to approval of a majority of Coupa’s outstanding shares • Subject to customary closing conditions including receipt of required regulatory approvals • Transaction is fully financed and not subject to a financing condition 2 © 2022 Coupa Software, Inc. – All Rights Reserved

Coupa Responded to Challenging Outlook by Taking Action Dynamic macro and market environment has created significant headwinds • EMEA new business down ~17% YTD Where • North American Mid-Market new business, after being up 50%+ in Q1, is now roughly flat YTD We Are • North American Enterprise new business, after being up ~40% for the first half, was roughly flat for Q3 Today • Expect FY’24 revenue growth to be below current street consensus • Expect to operate below Rule of 40 for at least the next couple of years As discussed last quarter, we are focused on taking action to drive increased profitability and Actions to free cash flow Improve • Taking proactive steps including reducing headcount investment and reviewing stock based compensation Profitability structure Actions to The Board also took action and affirmatively pursued and evaluated potential transaction Evaluate alternatives that could deliver superior, risk-adjusted value to Coupa’s standalone prospects Alternatives • Focus was on maximizing value to shareholders and increasing certainty 3 © 2022 Coupa Software, Inc. – All Rights Reserved

Robust Review of Transaction Alternatives Comprehensive process Board unanimously believes the offer from 6 14 Thoma Bravo 2 represents the highest and best value available Parties Parties engaged, to the shareholders, including 3 executed NDAs Final and fully including superior and received strategics and 11 financed bids returns for financial sponsors access to non- received shareholders relative to public information risk-adjusted standalone value • Process led by independent, highly experienced Board supported by independent financial advisor (Qatalyst) and independent legal advisor (Freshfields) • Media speculation prior to announcement resulted in multiple inbounds, with whom the Company engaged • Competitive process between two parties at the final bid stage 4 © 2022 Coupa Software, Inc. – All Rights Reserved

Acquisition by Thoma Bravo Delivers a Compelling Cash Premium for Coupa Shareholders Coupa LTM Stock Price Performance Premium to: 12/9/2021 to 12/9/2022 (Current) Unaffected +77% (2) 5-Day VWAP +72% March 15, 2022 $180 FY23E guidance given at FQ4’22 earnings announcement (2) 30-Day VWAP +64% $160 was 4% below street expectations, contributing to a (19%) price reaction 1-day post-announce $140 $120 November 22, 2022 Unaffected date – day prior to publication of Bloomberg $100 article regarding potential sale of Coupa $80 Transaction Price: +12% Since 3/15/22 (1) $60 EMCLOUD : (29%) 3/15/22 to 11/22/22 $40 Coupa: (37%) March 15 to November 22, 2022 3/15/22 to 11/22/22 Coupa generally traded in-line with the BVP Emerging Cloud Index $20 subsequent to its re-rating and prior to media speculation regarding a deal $0 Dec-21 Feb-22 Apr-22 Jun-22 Aug-22 Oct-22 Dec-22 (1) BVP Emerging Cloud Index indexed to Coupa share price on March 15, 2022. (2) Volume-weighted average prices based on trading days per Bloomberg as of unaffected date (November 22, 2022). 5 © 2022 Coupa Software, Inc. – All Rights Reserved

Bookings Trend Highlights Deceleration of Business Momentum Amid Turbulent Macro New ACV Bookings ($MM) YoY Growth 113% $52.8 Estimated (1) $45-55 97% $43.0 $42.3 • New ACV bookings are an $39.9 indicator for Coupa’s forward $35.0 $34.5 business momentum, specifically NTM revenue growth 61% $24.7 • Coupa’s New ACV Bookings 40% have meaningfully 32% decelerated, with negative Bookings in Q3 2% (1) (5%) (12%) FQ1'22 FQ2'22 FQ3'22 FQ4'22 FQ1'23 FQ2'23 FQ3'23 FQ4'23 Note: New ACV Bookings defined as the annual contracted value of new logo bookings, expansion bookings, contracted pricing increases, and renewal price increases. (1) Reflects estimates informed by performance to-date; quarter is in-process and actual figures may differ, including as a result of the announcement of this transaction. Graphic and y-o-y growth represents the mid-point of estimates. 6 © 2022 Coupa Software, Inc. – All Rights Reserved

Street Expectations Outpace Coupa’s Long-Term Business Projections (1,2) Revenue Growth SaaS Rule of 40 Current Street expectation Former Street expectation (pre-Mar. 2022) Revenue Growth (1) Management plan Adjusted Free Cash Flow Margin Projections growth is below current Street 64% FY28E Mgmt. Ro40: 41% estimates for FY’24 60% Projections 55% FY22A – FY28E Mgmt. CAGR: 15% 14% 51% 21% 40% 11% 21% 37% 38% 37% 34% 32% 24% 20% 50% 50% 17% 19% 22% 18% 39% 39% 39% 39% 34% 34% 17% 17% 15% 15% 12% 12% FY19A FY20A FY21A FY22A FY23E FY24E FY25E FY19A FY20A FY21A FY22A FY23E FY24E FY25E FY23E guidance given at FQ4’22 earnings release was 4% below street expectations Source: FactSet mean consensus estimates as of December 9, 2022. (1) We define Adjusted Free Cash Flows as operating cash flow, less purchases of property equipment, plus one time payout of legacy unvested equity awards accelerated in conjunction with a historical business combination, and prior to the adoption of ASU 2020 06 on February 1 2022 plus repayments of convertible senior notes attributable to debt discount (2) SaaS Rule of 40 is a Non GAAP measure that sums the YoY total revenue growth rate and the Adjusted Free Cash Flow Margin. 7 © 2022 Coupa Software, Inc. – All Rights Reserved

Transaction Represents an Attractive Multiple Relative to Precedent Transactions NTM Revenue Multiple (1) Pre-Covid Transactions 13.3x 12.8x Based on Management Median (All): 7.0x (2) Projections 11.4x Based on Street 10.8x (1): Median (Pre-Covid) 6.5x (2) 10.2x Consensus 9.4x 9.1x 8.9x 8.8x 8.8x 8.7x 8.7x 8.7x 8.6x 8.4x 8.4x 8.4x 8.4x 8.3x 8.3x 8.2x 8.1x 8.0x 7.9x 7.8x 7.5x 7.4x 7.0x 6.9x 6.8x 6.7x 6.5x 6.5x 6.5x 6.3x 6.2x 5.9x 5.9x 5.8x 5.4x 5.3x 5.3x 5.3x 4.9x 4.6x 4.1x 3.9x 3.6x 3.4x 3.3x 3.2x 3.2x 2.3x • On a NTM Revenue Multiple basis, the consideration offered by Thoma Bravo is top tercile relative to precedent transactions • The valuation appears even more favorable relative to transactions announced prior to the COVID era Source: Capital IQ, FactSet, company filings, company press releases and Wall Street research. Note: Medians do not include Coupa. (1) Transactions announced prior to 2020. (2) Coupa NTM statistics ending October 31, 2023. Common shares outstanding and dilutive equity awards as of December 8, 2022. Fully diluted shares calculated using treasury stock method. Cash and cash equivalents, principal value of convertible debt, and non-controlling interest as of October 31, 2022. In-the-money convertible debt treated on a net share basis (excluding any make-whole shares or other change of control adjustments for the 2023 Notes). Assumes 2023 Capped Calls are net share settled with 1.3MM shares. Includes cash settlement of capped calls based on Black-Scholes option valuation model assuming volatility from Bloomberg for the 2025 Notes and 2026 Notes. Assumes 2023 Capped Calls are net share settled with 1.3MM shares. 8 © 2022 Coupa Software, Inc. – All Rights Reserved

Legal Disclosure Additional Information about the Transaction and Where to Find It In connection with the proposed transaction, Coupa will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, COUPA’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Coupa files with the SEC (when available) from the SEC’s website at www.sec.gov and Coupa’s website at investors.coupa.com. In addition, the proxy statement and other documents filed by Coupa with the SEC (when available) may be obtained from Coupa free of charge by directing a request to Coupa’s Investor Relations at ir@coupa.com. Participants in the Solicitation Coupa and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from Coupa’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Coupa in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement when it is filed with the SEC. You may also find additional information about Coupa’s directors and executive officers in Coupa’s proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2022. You can obtain a free copy of this document from Coupa using the contact information above. 9 © 2022 Coupa Software, Inc. – All Rights Reserved

Legal Disclosure (cont’d) Cautionary Note Regarding Forward-Looking Statements This presentation and the accompanying oral presentations (collectively, this “presentation”) contain forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this presentation, including statements regarding the proposed transaction, our future results of operations and financial condition (including with respect to revenue, adjusted free cash flow, adjusted free cash flow margin and annual contract value bookings), market expectations regarding our performance and guidance, our strategy and plans (including compensation practices), our industry, customer demand, and the macro environment, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “identify,” “intend,” “may,” “opportunity,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would,” or the negative of these words or other similar terms or expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this presentation and information contained in this presentation should not be relied upon as representing our estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction; the possibility that Coupa stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Coupa’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Coupa to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally; the impact of actions and behaviors of customers, vendors and competitors; technological developments, as well as legal and regulatory rules and processes affecting Coupa’s business; macroeconomic uncertainties driven by the Russia-Ukraine conflict, inflation, rising interest rates, and the COVID-19 pandemic and the uncertainty it has caused; and Coupa’s limited operating history at our current scale, which makes it difficult to predict future operating results. Further information on factors that could cause actual results to differ materially from the results anticipated by Coupa’s forward-looking statements is included in the reports Coupa has filed or will file with the U.S. Securities and Exchange Commission (“SEC”), including as described in “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in our Quarterly Report on Form 10-Q filed with the SEC (which is available at https://investors.coupa.com and on the SEC’s website at www.sec.gov). In light of these risks, uncertainties and assumptions, the forward-looking results, levels of activity, performance, events and circumstances discussed in this presentation may not occur or be achieved, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. In addition to U.S. GAAP financial information, this presentation includes certain non-GAAP financial and liquidity measures. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of historical non-GAAP measures to historical GAAP measures is contained in the Appendix. Coupa’s definitions of its non-GAAP measures may differ from those used by other companies for similarly-titled measures, and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, Coupa’s non-GAAP measures should be considered in addition to, not as substitutes for, or in isolation from, Coupa’s GAAP results. Coupa believes these non-GAAP measures are useful to investors and other users of its financial information because they provide a way to measure and evaluate Coupa’s underlying operating performance and the strength of its core business consistently across the periods presented. Coupa believes these non-GAAP measures are also useful for comparing its operating performance to that of other companies in its industry, because they eliminate the effects of certain items that may vary between companies for reasons unrelated to their operating performance. Coupa believes that adjusted free cash flows also provides a useful measure of capital strength and liquidity, although it is not intended to represent and should not be viewed as the amount of residual cash flow available for discretionary expenditures. This presentation contains estimates and forecasts that have been prepared by independent third parties. We have not independently verified such estimates and forecasts. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products or services. 10 © 2022 Coupa Software, Inc. – All Rights Reserved

Adjusted Free Cash Flow Reconciliation (in thousands) FY2019 FY2020 FY2021 FY2022 Net cash provided by operating activities $37,436 $68,156 $78,202 $168,090 Less: purchases of property and equipment (7,528) (11,970) (11,492) (13,853) Add: repayments of convertible senior notes – – 27,409 1,338 attributable to debt discount Add: one-time payout of legacy unvested equity awards – – 19,428 – accelerated in conjunction with a business combination Adjusted free cash flows $29,908 $56,186 $113,547 $155,575 Divided by: total revenues $260,366 $389,719 $541,643 $725,289 Operating cash flows margin 14% 17% 14% 23% Adjusted free cash flows margin 11% 14% 21% 21% 11 © 2022 Coupa Software, Inc. – All Rights Reserved